Exhibit 99.1

Employee Announcement

Today, we filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). The preliminary proxy statement relates to a special meeting that SeaBright will hold for its stockholders to consider and vote on the proposed acquisition of SeaBright by Enstar Group Limited (“Enstar”). The merger agreement between Enstar and SeaBright requires SeaBright to hold this special meeting as promptly as we can, and approval of the merger by SeaBright’s stockholders is one of the conditions to completing the merger. All SeaBright stockholders will be invited to attend the special meeting and vote in person, but the proxy statement and accompanying proxy that we will mail to our stockholders will allow stockholders to vote their shares of SeaBright common stock without attending the special meeting in person. You can obtain a copy of the preliminary proxy statement by visiting the SEC’s website at www.sec.gov.

The information contained in the preliminary proxy statement that we filed today is not final and may be changed. In addition, today’s preliminary filing does not contain certain information, including the time, date and place of the special meeting. We will announce the time, date and place of the special meeting once they are determined.

When the proxy statement is finalized, we will file a definitive proxy statement with the SEC and mail it with a proxy to all SeaBright stockholders. If you are a stockholder, you should read the definitive proxy statement when it becomes available. The proxy statement contains important information about the proposed merger, including instructions on how stockholders can vote, what will happen to SeaBright stock and options if the merger is consummated, the background and reasons for the merger and a summary of the merger agreement between Enstar and SeaBright.

We are working towards completing the merger as soon as possible. While the exact date of closing the transaction is uncertain at this time, if our stockholders vote to approve the merger and we obtain the necessary regulatory approvals and satisfy other closing conditions, we anticipate that the merger will be completed in the fourth quarter of 2012 or the first quarter of 2013.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Enstar and SeaBright. The proposed transaction will be submitted to the stockholders of SeaBright for their consideration. In connection with the proposed transaction, SeaBright filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on September 25, 2012. SeaBright and Enstar plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS OF SEABRIGHT ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, the final proxy statement will be mailed to SeaBright stockholders. You may obtain copies of all documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents by going to SeaBright’s Investors website page at www.sbxhi.com/investors.html or by sending a written request to SeaBright Holdings, Inc., Attn: Investor Relations, 1501 4th Avenue, Suite 2600, Seattle, Washington 98101, or by calling Investor Relations at (206) 269-8500. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Interests of Participants

SeaBright and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SeaBright in connection with the proposed transaction. Information regarding SeaBright’s directors and executive officers is set forth in SeaBright’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 12, 2012 and March 5, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction and any direct or indirect interests of the SeaBright executive officers and directors in the merger is contained in the preliminary proxy statement and will be contained in the definitive proxy statement that SeaBright intends to file with the SEC.